EXECUTION VERSION

Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 30, 2022, by and among VINCE, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors signatory hereto, SK FINANCIAL SERVICES, LLC (in its individual capacity, “SK Financial”), as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Agent”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of December 11, 2020 (as amended by that certain First Amendment to Credit Agreement, dated September 7, 2021, and as further amended, restated, amended and restated, supplemented, modified, or otherwise in effect from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders wish to further amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Definitions.

Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 of this Amendment and in reliance upon the representations and warranties of the Loan Parties set forth in Section 4 of this Amendment, effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
Amendments to Section 1.01 (Defined Terms). The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Parker Intellectual Property Assets” means the Intellectual Property owned by Parker Holding, LLC and Parker Lifestyle, LLC.

“Parker Intellectual Property Sale” means the sale of Parker Intellectual Property Assets in accordance with Section 5 of the Second Amendment and on terms and conditions reasonably acceptable to the Agent.

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among, the Loan Parties, the Lenders party thereto and the Agent.

“Second Amendment Effective Date” means September 30, 2022.

“Taylor Intellectual Property Assets” means the Intellectual Property owned by Rebecca Taylor, Inc., Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited.

“Taylor Intellectual Property Sale” means the sale of Taylor Intellectual Property Assets in accordance with each of the Taylor Liquidation Agreement and Section 5 of the Second Amendment and otherwise on terms and conditions reasonably acceptable to the Agent.

“Taylor Liquidation” means the sale of all inventory and furniture, fixtures and equipment owned by Rebecca Taylor, Inc., Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited pursuant to and in accordance with the Taylor Liquidation Agreement and on terms and conditions reasonably acceptable to the Agent.

“Taylor Liquidation Agreement” means that certain letter agreement dated on or about the Second Amendment Effective Date between certain of the Loan Parties and Hilco Merchant Resources, LLC.

“Taylor Liquidation Budget” means that certain “Rebecca Taylor Wind Down Budget Summary” delivered to the Agent on or prior to the Second Amendment Effective Date prepared by Berkeley Research Group, in form and substance (and with detail) reasonably satisfactory to Agent.

“Taylor/Parker Companies” means, collectively, Rebecca Taylor, Inc., Parker Holding, LLC, Parker Lifestyle, LLC, Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited.

(b) Amendment to Section 7.04 (Fundamental Changes). Section 7.04 of the Credit Agreement is hereby amended by (i) replacing the “; and” with “;” at the end of clause (f), (ii) replacing the period (“.”) with “; and” at the end of clause (g) and (iii) adding the following new clause (h) immediately after clause (g) as follows:

“(h) the Loan Parties may effect the Parker Intellectual Property Sale, the Taylor Liquidation and the Taylor Intellectual Property Sale.”

(c) Amendment to Section 7.05 (Dispositions). Section 7.05 of the Credit Agreement is hereby amended by:

(1) (i) replacing the “; and” with “;” at the end of clause (q), (ii) replacing the period (“.”) with “; and” at the end of clause (r) and (iii) adding the following new clause (s) immediately after clause (r) as follows:

“(s) the Loan Parties may effect the Parker Intellectual Property Sale, the Taylor Liquidation and the Taylor Intellectual Property Sale.”

(2) amending and restating the final sentence of such Section 7.05 in its entirety as follows:

“Notwithstanding anything to the contrary contained in this Section 7.05 (other than Section 7.05(a), Section 7.05(b)(ii), Section 7.05(k) or Section 7.05(s)), no Borrower Intellectual Property shall be included in any Disposition to any Person that is not a Loan Party.”

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (the “Second Amendment Effective Date”):

(a)
execution and delivery of this Amendment by the Borrower, each Guarantor, the Agent and the Lenders; and
(b)
all action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent, including an officer’s certificate, dated as of the date hereof, certifying as to and (as applicable) attaching the Loan Parties’ organization documents (which to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority) or certifying as to no changes thereto since such documents were last delivered, the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party, and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.

SECTION 4. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower and each other Loan Party represents and warrants to the Agent and the Lenders on and as of the Second Amendment Effective Date that, in each case:

(a) all of the representations and warranties contained in the Amended Credit Agreement or the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and

(b) no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from the transactions contemplated by this Amendment.

SECTION 5. Covenants.

(a) The Borrower shall furnish to the Agent, in form and detail reasonably satisfactory to the Agent, on a weekly basis, by not later than 11:00 am (ET) on Wednesday of each week, (i) a variance report, in form and substance reasonably satisfactory to Agent, comparing data and information from the Taylor Liquidation to the Taylor Liquidation Budget and (ii) a budget variance report, in a form reasonably satisfactory to the Agent, comparing the applicable

Taylor/Parker Companies’ actual cash receipts and disbursements on a line item basis for the immediately preceding week in the Taylor Liquidation Budget as compared to projected cash receipts and disbursements for such week as set forth in the Taylor Liquidation Budget.

(b) The Borrower shall at no time allow aggregate total operating disbursements of the applicable Taylor/Parker Companies during any rolling four (4) week period to be greater than 120% of the forecasted aggregate total operating disbursements for such period as set forth in the Taylor Liquidation Budget.

(c) The Loan Parties shall use reasonable best efforts to complete the Taylor Liquidation on or before January 31, 2023.

(d) In connection with the Taylor Intellectual Property Sale: (1) the Agent (including its representatives) is hereby authorized to communicate directly with the Intellectual Property liquidator regarding any and all matters related to the Taylor Intellectual Property Sale so long as, in each case to the extent reasonably practical, the Loan Parties are copied on any such written communication and are provided with notice and a reasonable opportunity to participate in any live discussions; (2) the Loan Parties shall promptly (but in any event within three (3) Business Days after its receipt thereof) deliver to the Agent copies and drafts of all written offers and letters of intent, asset purchase agreements and other material documents received by the Loan Parties relating to the Taylor Intellectual Property Sale; and (3) on or before December 23, 2022, the applicable Taylor/Parker Companies shall have consummated the Taylor Intellectual Property Sale and shall have applied the net proceeds thereof to the Obligations (as defined in the Senior Term Loan Credit Agreement) (subject to the terms of the Intercreditor Agreement (as defined in the Senior Term Loan Credit Agreement).

(e) The Loan Parties will use commercially reasonable efforts to consummate the Parker Intellectual Property Sale as quickly as practicable; provided that the Parker Intellectual Property Sale may be conducted in a manner and on a delayed timeline (including upon the advice of the Intellectual Property liquidator engaged to assist with same) so as not to interfere with, or diminish the value of the assets subject to, the Taylor Intellectual Property Sale or the Taylor Liquidation.

(f) If the Taylor Intellectual Property Assets are sold or otherwise disposed of prior to the completion of the Taylor Liquidation, then, as a condition to such sale, such sale shall include an irrevocable, unconditional license to and right to use (without the payment of any royalty or any other amount) the Taylor Intellectual Property Assets in favor of the Agent, the Loan Parties and Hilco Merchant Resources, LLC to sell or otherwise dispose of the assets and properties of the applicable Taylor/Parker Companies (including pursuant to the Taylor Liquidation), all on terms and conditions reasonably acceptable to the Agent.

(g) No Loan Party shall amend or otherwise modify the Taylor Liquidation Agreement or the Taylor Liquidation Budget, in each case, without the prior written consent of the Agent (not to be unreasonably withheld).

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents;

Ratification.

(a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c) The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as explicitly set forth herein, and (ii) nothing in this Amendment shall affect or limit Agent’s or the Lenders’ right to demand payment of liabilities owing from Borrower to Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Amended Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Amended Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Amended Credit Agreement or the other Loan Documents.

(d) Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Amended Credit Agreement and the other Loan Documents to which it is a party effective as of the Second Amendment Effective Date.

(e) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts; Electronic Execution. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act, the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

SECTION 9. Miscellaneous. Sections 10.04, 10.10, 10.12, 10.14, 10.15 and 10.16 of the Amended Credit Agreement are incorporated herein mutatis mutandis. This Amendment shall constitute a Loan Document. Notwithstanding anything to the contrary contained in Section 8.01 of the Amended Credit Agreement, any breach or default of any term or covenant under this Amendment (including the covenants contained in Section 5) shall constitute an immediate Event of Default under Section 8.01 of the Amended Credit Agreement (without any grace period).

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

VINCE, LLC, as Borrower

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

VINCE INTERMEDIATE HOLDING, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

VINCE HOLDING CORP., as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

REBECCA TAYLOR, INC., as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

Signature Page - Second Amendment to Credit Agreement (Vince)

PARKER HOLDING, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

REBECCA TAYLOR rETAIL STORES, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

PARKER LIFESTYLE, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

Signature Page - Second Amendment to Credit Agreement (Vince)

SK FINANCIAL SERVICES, LLC, as Agent and a Lender

By: /s/ Chad Crosby

Name: Chad Crosby

Title: Vice President and Assistant Secretary

Signature Page - Second Amendment to Credit Agreement (Vince)